                                                                    Exhibit 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of BioTransplant Incorporated of our report dated
March 7, 2001 relating to the financial statements of Eligix, Inc., which appears in the Current Report on Form 8-K/A of BioTransplant Incorporated dated May 15, 2001.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts


July 9, 2001